UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2009

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission File Number)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

201 South Lake Avenue, Suite 703, Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K filed by Arrowhead Research Corporation on July 17, 2009 is filed to correct a mathematical error in the number of shares and shares underlying warrants to purchase common stock sold in the private placement offering reported therein.

Item 1.01	Entry Into Material Definitive Agreement

On July 17, 2009, Arrowhead Research Corporation (the “Company”) fully executed definitive agreements for a private placement offering (the “Offering”) with selected institutional and accredited investors, which closed simultaneously. Pursuant to the Offering, the Company sold an aggregate of 6,197,500 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), at a price of $0.30 per share, and warrants to purchase up to an additional 6,197,500 shares of Common Stock (the “Warrants”), exercisable at $0.50 per share. The Warrants become exercisable on January 18, 2010 and remain exercisable until June 30, 2014, unless redeemed earlier as permitted. The warrants may be redeemed for nominal consideration if the Company’s common stock trades above $1.20 for at least 30 trading days in any 60-trading day period. Gross proceeds of the Offering totaled over $1,800,000 and Offering proceeds net of commissions were approximately $1,700,000.

The Shares and Warrants were offered and sold only to accredited investors in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The Shares and Warrants sold in the private placement have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The Company has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants.

A copy of the form of Subscription Agreement is attached hereto as Exhibit 10.1, a copy of the form of Warrant is attached hereto as Exhibit 4.1, and a copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2. A copy of the press release issued by the Company on July 10, 2009 announcing the Offering is attached hereto as Exhibit 99.1 and is filed herewith pursuant to Rule 135c under the Securities Act. Each of the foregoing exhibits is incorporated by reference and the description of the each of the foregoing documents contained in the Current Report on Form 8-K is qualified in its entirety by reference to such documents.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Form of Warrant*

10.1	Form of Subscription Agreement*

10.2	Registration Rights Agreement*

99.1	Press Release dated July 17, 2009*

*	Previously filed as an exhibit to Form 8-K filed with the Securities & Exchange Commission on July 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2009	ARROWHEAD RESEARCH CORPORATION

	By:	/s/ Christopher Anzalone
Christopher Anzalone Chief Executive Officer